UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2019

SEEDO CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

HaCarmel 2
Yokneam, Israel 20692
(Address of principal executive offices and Zip Code)

+972 546 642 228
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28th, 2019, the Board of Directors of Seedo Corp. appointed Pninat Yanay as a member of the Company’s Board of Directors.

Ms. Yanay, 46, is a known businesswoman and more than 22 years of experience as attorney in Israel, representing several African governments, and private high tech, energy and telecom companies. Ms. Yanay also chairs an NGO which provides essential and educational assistance to African orphanages. Ms. Yanay holds a BA in Law from Bar Ilan University, and second-degree studies in international Law from the Northwestern Chicago University.

Item 9.01	Exhibits

   (d) Exhibits.

10.1          Board of Director’s Resolution Appointing New Director

       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2019

SEEDO CORP. /S/ Zohar Levy By: Zohar Levy, Director, CEO